Award Timing Disclosure	12 Months Ended
Sep. 30, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure

We do not coordinate the timing of share-based grants with the release of material non-public information. The Compensation Committee approves its annual grants of equity awards to the named executive officers at its regularly scheduled executive compensation meeting which occurs at the beginning of the following fiscal year. The effective date for annual share-based grants is determined at each meeting and is generally the date of such meeting or shortly thereafter. The Compensation Committee generally establishes the date for its regularly scheduled meeting at least a year in advance.

Award Timing Method	The Compensation Committee approves its annual grants of equity awards to the named executive officers at its regularly scheduled executive compensation meeting which occurs at the beginning of the following fiscal year.
MNPI Disclosure Timed for Compensation Value	false